Exhibit 99.1

Legacy Reserves LP
IPAA OGIS MLP Conference

January 17, 2008

Forward-Looking Statements
Statements made by representatives of Legacy Reserves LP (the “Partnership”) during the course of this presentation that are not historical facts are forward-looking statements. These statements are based on certain assumptions made by the Partnership based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Partnership, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, availability of sufficient cash flow to pay distributions and execute our business plan, prices and demand for oil and natural gas, our ability to replace reserves and efficiently exploit our current reserves, our ability to make acquisitions on economically acceptable terms, and other important factors that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements.  Please see the factors described in the Partnership’s Annual Report on Form 10-K in Item 1A under “Risk Factors”.
The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Other
Related
Entities
Dale Brown &
Jack McGraw
form
company
Cary &
Dale Brown
form
Moriah
Formation Transaction
Through
Private Placement
1981
1991
2005
March
2006
January
2007
IPO
Brothers
Production
Company
Brothers
Moriah
Brothers
MBN
Moriah
Legacy
Kyle McGraw
&
Cary Brown
Assume
Management
Pruett, Brown
& McGraw
co-found MBN
Legacy History

Name	Title	Years Experience in the Permian Basin	Years Experience in the Oil & Gas Industry
Cary D. Brown, CPA	Chairman & CEO	15	17
Steven H. Pruett	President & CFO	18	23
Kyle A. McGraw	EVP, Business Development & Land	24	24
Paul T. Horne	VP, Operations	21	23
William M. Morris, CPA	VP, Controller & CAO	25	26
William D. Sullivan
Former EVP
Anadarko Petroleum
G. Larry Lawrence
Former Controller
Pure Resources
Kyle D. Vann
Former CEO
Entergy - Koch, LP
Independent Board Members
Legacy Management Team

Big Horn
Powder River
Cody
Wind River
Panhandle
Pampa
Oklahoma City
Anadarko Basin
Permian Basin
Midland

LEGACY RESERVES

Asset Overview

Pampa
Oklahoma City
OKLAHOMA
NEW MEXICO
Midland
TEXAS

(1)

Taken from reserve reports prepared by LaRoche Petroleum Consultants, Ltd. as of 12/31/06 for Legacy Reserves LP plus proved reserves from 2007 acquisitions from internal reserve reports: Binger (4.1 MMBoe), TSF/Ameristate (1.4 MMBoe), Slaughter/Rocker A (1.0 MMBoe), Raven (1.2 MMBoe), TOC (4.0 MMBoe), Summit (0.7 MMBoe) and
Pan-Ellis/Mariner/SMB/Chevron (1.07 MMBoe).  Excludes acquisitions announced January 14, 2008.
(2)

Pro forma 2007 acquisitions of Binger, TSF, Ameristate, Slaughter/Rocker A, Raven, Samson, Carlow, TOC, Summit and Pan-Ellis/Mariner/SMB/Chevron.  Excludes acquisitions announced January 14, 2008.
Legacy Base Asset Overview
❑

32.6 MMBoe of proved reserves (1)
❑

Reserves-to-production ratio of over
14.5 years
❑

Diversified across over 3,000 wells
❑

70% operated
❑

6,165 net Boe per day (2)
❑

74% liquids

(1)

Source: http://www.utpb.edu
Map Source: Midland Map Company.
Stable Platform
Why the Permian Basin?
❑

Over 24 BBbls produced since 1921
❑

Represents 20% of lower 48 states
and 68% of Texas oil production (1)
❑

Multiple producing formations
❑

Established infrastructure and ample
take-away capacity
❑

Long-lived reserves
❑

Predictable, shallow decline rates
❑

Fragmented ownership

Top 5
Operators
1,700+
Operators
0.3%
(1)  Ownership based on production.  Permian Basin includes Texas Railroad Commission Districts 7C, 8, 8A and Lea and Eddy County, New Mexico.
Permian Basin data as of July 31, 2005; Legacy production data as of September 30, 2006.
63.6%
36.1%
Permian Basin Ownership Profile (1)
Consolidation Opportunities in the Permian Basin
❑

Fragmented ownership provides numerous
acquisition opportunities
❑

Acquisition niche - large PDP component
❑

Connected in Permian Basin deal network

40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
(MMBoe)
1999 - 2002
2003 - 2005
2006 - 2007
1999 - 2002
2003 - 2005
2006 - 2007

$342 million of purchases
at an average cost of
$9.20 per Boe of proved
reserves in over 41 deals
13.4
20.2
37.2
6.8
13.4
6.8
13.4
17.0
Acquired Reserves (1999 - 2007)
Legacy & Predecessor Acquisition History

Closing Date	Seller	Field	Closing Purchase ($MM)	Consideration	PDP (%)	R/P (years)	Oil/NGL (%)	Proved Reserves (Mboe)	Current Net Prod (Boepd)	Cash Flow ($MM)	Reserves ($/Boe)	Producing ($/Boepd)	Cash Flow Multiple
[illegible]	[illegible]	[illegible]	$ 2.5	[illegible]	100%	7.2	[illegible]	92	[illegible]	$ 0.4	$ [illegible]	$ [illegible]	[illegible]
[illegible]	Nielson	[illegible]	$ 41.[illegible]	cash/units	[illegible]	15.7	[illegible]	[illegible]	734	$ [illegible]	$ [illegible]	$ [illegible]	[illegible]
[illegible]	[illegible]	SE New Mexico	$ 5.[illegible]	cash	[illegible]	[illegible]	15%	231	101	$ 1.2	$ [illegible]	$ [illegible]	4.4
[illegible]	TSF	Spraberry Trend	$ 14.7	cash	[illegible]	16.[illegible]	[illegible]	[illegible]	109	$ 3.6	$ [illegible]	$ [illegible]	[illegible]
[illegible]	Raven	[illegible]	$ [illegible]	cash	[illegible]	12.5	[illegible]	804	[illegible]	$ 2.7	$ [illegible]	$ [illegible]	[illegible]
[illegible]	Raven	[illegible]	$ [illegible]	cash	100%	11.0	70%	[illegible]	302	$ [illegible]	$ [illegible]	$ [illegible]	4.5
[illegible]	[illegible]	Permian Non-Oper	$ [illegible]	cash	100%	14.0	[illegible]	[illegible]	[illegible]	$ [illegible]	$ [illegible]	$ [illegible]	6.8
[illegible]	[illegible]	Spraberry Trend	$ 3.9	cash	[illegible]	20.1	[illegible]	374	51	$ [illegible]	$ [illegible]	$ [illegible]	[illegible]
[illegible]	[illegible]	Texas Panhandle	$ [illegible]	cash	100%	[illegible]	[illegible]	[illegible]	[illegible]	$ [illegible]	$ [illegible]	$ [illegible]	[illegible]
[illegible]	Summit	Spraberry Trend	$ 7.5	cash	100%	10.6	[illegible]	[illegible]	[illegible]	$ [illegible]	$ 9.42	$ [illegible]	[illegible]
[illegible]	[illegible]	Panhandle	$ [illegible]	cash	100%	13.5	[illegible]	[illegible]	[illegible]	$ 1.2	$ [illegible]	$ [illegible]	4.9
[illegible]	[illegible]	Howard County	$ [illegible]	cash	100%	[illegible]	[illegible]	[illegible]	[illegible]	$ [illegible]	$ [illegible]	$ [illegible]	[illegible]
[illegible]	[illegible]	Spraberry Trend	$ 1.7	cash	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	$ [illegible]	$ [illegible]	$ [illegible]	[illegible]
[illegible]	[illegible]	[illegible]	$ 5.1	cash	100%	11.1	[illegible]	[illegible]	[illegible]	$ [illegible]	$ [illegible]	$ [illegible]	3.9
Dec-Jan	[illegible]	Spraberry Trend	$ [illegible]	cash	[illegible]	10.2	[illegible]	[illegible]	7	$ [illegible]	$ [illegible]	$ [illegible]	[illegible]
Dec-Jan	[illegible]	Spraberry Trend	$ [illegible]	cash	[illegible]	13.1	[illegible]	[illegible]	[illegible]	$ [illegible]	$ [illegible]	$ [illegible]	[illegible]
[illegible]	[illegible]	Texas Panhandle	$ [illegible]	cash	100%	19.4	[illegible]	1,104	184	$ [illegible]	$ [illegible]	$ [illegible]	[illegible]
Total			$ 225.0		83%	14.7	[illegible]	16,104	3,002	$ [illegible]	$ 14.01	$ 75,147	5.2

LEGACY RESERVES

Acquisition Update
❑

Over $225 million of acquisitions since IPO in January 2007
❑

Seventeen transactions averaging:
–

$14.01 per Boe of proved reserves
–

93% PDP, R/P ratio of 14.7 years
–

$75,147 per Boepd
–

5.2 times cash flow

Financial Summary

Financial and Operating Data - Latest Twelve Months
❑

Third Quarter earnings continue solid growth trend
–

14.4% sequential volume growth over Q2
–

Q3 production, revenue, distributable cash flow, and adjusted EBITDA exceeded analyst estimates
–

Q3 does not include contribution from Panhandle, Summit and November acquisitions
(1)

Please see pages 20 and 21
Consensus Analyst
($ in millions)
12-31-06
3-31-07
6-30-07
9-30-07
Estimates - Q3 2007
Production (Boe/d)
3,625

3,655

4,540

5,195

5,083

Revenue with realized hedges
$18.5
$18.4
$24.1
$29.8
$27.4
Distributable Cash Flow
$1.6
$6.8
$9.5
$14.5
$12.5
Distributable Cash Flow per Unit
$0.08
$0.36
$0.36
$0.56
$0.48
Adjusted EBITDA
(1)
$11.3
$11.1
$14.7
$18.9
$17.4
Quarter Ending
Summary Financial Information

($ in millions)

	9/30/2007 Actual		Acquisition Adjustments [1]		PIPE Offering Adjustments [2]		9/30/2007 Pro Forma [2]	
Cash	$	5.1	$	6.7	$	-	$	11.8
Total Debt	$	93.0	$	89.2	$	(73.0)	$	109.2
Partners' Equity	$	244.5	$	-	$	73.0	$	317.5
Total Capitalization	$	342.6	$	95.9	$	-	$	438.5

LEGACY RESERVES

(1)

Acquisitions closed subsequent to 9/30/2007, including cash flow adjustment paid to Legacy at deal closing.
(2)

Pro forma PIPE and November acquisitions.
Pro Forma Capitalization

2007 Exploitation Program
❑

$16 million of maintenance and growth capital
❑

45% of capital directed toward higher return, recompletion, reactivation and restimulation projects
❑

Double digit organic growth over the 12 months ended September 30, 2007
❑

Program summary (gross production rates):
–

12-well infill drilling program at Langlie Mattix, IP avg 40 Bopd + 45 Mcfd/well
–

6 Happy / Dover field recompletions, 180 Bopd + 80 Mcfd increase
–

Clayton Johnson high volume lift, 70 Bopd + 60 Mcfd increase
–

6 SJU refracs (6 more in progress), 75 Bopd + 15 Mcfd increase
–

1 Hutex, 1 PHD, and 1 SMB recompletions, 120 Bopd + 150 Mcfd
–

2 Binger infill drill wells, testing over 200 Bopd
–

Drilled and completed 2 Wolfcamp wells, online in January 2008

11.0
9.0
7.0
5.0
3.0
1.0
-1.0
Yield
Public MLP GPs(1)
Coal MLPs(2)
Small Cap Pipeline / Midstream MLPs(3)
Large Cap Pipeline / Midstream MLPs(4)
Encore
EVEP
Atlas
Constellation
Legacy
Breitburn
Linn
Quest
Vanguard

8.3%
4.3%
6.3%
6.3%
6.6%
6.4%
8.0%
7.3%
7.4%
7.0%
Energy MLP’s as of 1/14/08
As of 1/11/08:
(1) Includes General Partners of Alliance, Atlas, Buckeye, Crosstex, Energy Transfer, Enterprise, Hiland, Inergy, Magellan, NuStar, Penn Virginia.
(2) Includes Alliance, Natural Resource Partners, Penn Virginia.
(3) Includes Atlas, Copano, Crosstex, DCP, Genesis, Hiland, Holly, Mark West, Martin, Regency, Sunoco, TC, Transmontaigne, Williams.
(4) Includes Buckeye, Boardwalk, Enbridge, Energy Transfer, Enterprise, Kinder Morgan, Magellan, NuStar, Oneok, Plains, TEPPCO.
9.0%
9.9%
10.2%
10.4%
Comparable Company Trading Yields

(MBbl)
1,200
900
600
300
0
$69.31
$67.43
$66.10
$70.97
$70.94
2008
2009
2010
2011
2012
Hedged Volume
Price ($/Bbl)

(MMBtu)
3,000
2,500
2,000
1,500
1,000
500
0
$8.14
$7.99
$7.73
$7.25
$7.16
2008
2009
2010
2011
2012
Hedged Volume
Price ($/MMBtu)

(1)

WTI oil swaps used to hedge NGL production in 2009 (85,200 Bbls), 2010 (84,600 Bbls), 2011 (78,000 Bbls) and 2012 (75,600 Bbls).
(2)

Includes NYMEX and Waha / ANR-OK swaps, where the latter indexes trade at a discount to NYMEX Henry Hub but better reflect what Legacy is paid for its natural gas.
(3)

Does not include hedges for acquisitions announced January 14, 2008.
2,534
2,331
2,066
1,068
986
919
581
698
Oil (1)
Natural Gas (2)
Over 72% of forecasted production hedged for 2008 and over 58% hedged through 2010.
789
493
Commodity Price Hedging Summary

8,000
6,000
4,000
2,000
0
(Gallons)
$1.27
$1.15
6,458
2,265
2008
2009
Hedged Volume
Price ($/Gallon)

2,000
1,500
1,000
500
0
(MBoe)
$62.56
$61.42
$60.72
$66.62
$67.47
1,645
1,429
1,264
830
663
2008
2009
2010
2011
2012
Hedged Volume
Price ($/Boe)

LEGACY RESERVES

*
*
NGL’s
BOE’s
Over 72% of forecasted production hedged for 2008 and over 58% hedged through 2010.
Commodity Price Hedging Summary

GP Interest
<0.1%
Public
Unitholders
32.4%
144A & PIPE
Unitholders
20%
Sellers of Assets to
Legacy
2.5%
Founding Investors,
Directors and Management
45%
Ticker:

LGCY
Exchange:

NASDAQ
Unit Price (1/14/08):

$20.67 per unit
Quarterly Distribution:

$0.43 per unit
Yield:

8.3%
Market Capitalization:

$614 million
Note:  Ownership as of 1/11/08
Legacy Ownership

Legacy Summary
❑

Only MLP focused on the oil-weighted Permian Basin and Mid-continent regions
❑

Experienced management team with significant equity ownership
❑

Significant organic and external growth opportunities
❑

Long-lived, diversified multi-pay properties
❑

Demonstrated reserve replacement capability
❑

Long-term hedges in place
❑

Tax advantaged yield
❑

Low level of debt
❑

MLP structure with no IDRs

Adjusted EBITDA Reconciliation
This presentation, the financial tables and other supplemental information, including the reconciliations of certain non-generally accepted accounting principles ("non-GAAP") measures to their nearest comparable generally accepted accounting principles ("GAAP") measures, may be used periodically by management when discussing Legacy's financial results with investors and analysts and they are also available on Legacy's website under the Investor Relations tab.  Adjusted EBITDA is defined in our revolving credit facility as net income (loss) plus interest expense; depletion, depreciation, amortization and accretion; impairment of long-lived assets; (gain) loss on sale of partnership investment; (gain) loss on sale of assets; equity in (income) loss of partnerships; non-cash compensation expense and unrealized (gain) loss on oil and natural gas swaps.  Adjusted EBITDA is presented as management believes it provides additional information and metrics relative to the performance of Legacy's business, such as the cash distributions we expect to pay to our unitholders, as well as our ability to meet our debt covenant compliance tests. Management believes that these financial measures indicate to investors whether or not cash flow is being generated at a level that can sustain or support an increase in our quarterly distribution rates. Adjusted EBITDA may not be comparable to a similarly titled measure of other publicly traded limited partnerships or limited liability companies because all companies may not calculate Adjusted EBITDA in the same manner.

($ in thousands)	12-31-06	3-31-07	6-30-07	9-30-07	LTM
Net income (loss)	$ (2,312)	$ (4,757)	$ (2,162)	$ 2,164	$ (7,067)
Plus:					
Interest expense	2,133	625	892	1,905	5,555
Depletion, depreciation, amortization and accretion	5,693	5,295	6,811	6,959	24,758
Impairment of long lived assets	7,540	90	190	950	8,770
Loss on sale of assets	42		231	156	429
Non-cash compensation expense		148	864	(124)	888
Unrealized (gain) loss on oil and natural gas swaps	(1,835)	9,688	7,855	6,844	22,552
Adjusted EBITDA	$ 11,261	$ 11,089	$ 14,681	$ 18,855	$ 55,886

LEGACY RESERVES

                  Note: Adjusted EBITDA is a non-GAAP financial measure.
Reconciliation of Net Income to Adjusted EBITDA
Adjusted EBITDA Reconciliation

Legacy Reserves LP